EXHIBIT 10.18
McSherry, Whelan
TIME-VESTING
NON-QUALIFIED STOCK OPTION AGREEMENT
2006 Trader Acquisition Corp
Stock Incentive Plan
     THIS AGREEMENT (this “Agreement”), is made effective as of the                      day of                     , 20      (hereinafter called the “Date of Grant”), between Trader Acquisition Corp, a Delaware corporation (hereinafter called the “Company”), and                      (hereinafter called the “Participant”):
R E C I T A L S:
     WHEREAS, the Company has adopted the Trader Acquisition Corp 2006 Stock Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and
     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the option provided for herein to the Participant pursuant to the Plan and the terms set forth herein.
     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:
     1. Grant of the Option. The Company hereby grants to the Participant the right and option (the “Option”) to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of                      Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $      (the “Option Price”). The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986, as amended.
     2. Vesting.
          (a) Subject to the Participant’s continued Employment with the Company, the Option shall vest and become exercisable with respect to 25% of the Shares initially covered by the Option on the first anniversary of the Date of Grant, and thereafter with respect to 1.562% of the Shares initially covered by the Option on the last day of each subsequent month.
          At any time, the portion of the Option which has become vested and exercisable as described above (or pursuant to Section 2(b) or 2(c) below) is hereinafter referred to as the “Vested Portion.”

          (b) (i) If the Participant’s Employment with the Company is terminated due to death or Disability, (x) the Option shall, to the extent not then vested and exercisable become vested and exercisable with respect to 50% of the then unvested and unexercisable Shares, (y) the remaining Shares that are not then vested and exercisable shall be canceled by the Company without consideration, and (z) the Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).
               (ii) If the Participant’s Employment with the Company is terminated for any reason other than death or Disability, the Option shall, to the extent not then vested and exercisable, be canceled by the Company without consideration and the Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).
          (c) Notwithstanding any other provisions of this Agreement to the contrary:
               (i) in the event of a Change in Control, (x) the Option shall, to the extent not then vested and exercisable and not previously canceled, become vested and exercisable with respect to 50% of the then unvested and unexercisable Shares as of immediately prior to the Change in Control as contemplated by Section 9(b) of the Plan, and (y) the Option shall, to the extent not then vested and exercisable and not previously canceled, become fully vested and exercisable upon a termination of the Participant’s Employment with the Company without Cause or with Good Reason during the 12-month period following such Change of Control; and
               (ii) in the event of an Exit Event, the Option shall, to the extent not then vested and exercisable and not previously canceled, become fully vested and exercisable as of immediately prior to the Exit Event as contemplated by Section 9(b) of the Plan. The Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).
     3. Exercise of Option.
          (a) Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of:
     (1) the seventh anniversary of the Date of Grant;
     (2) one year following the date of the Participant’s termination of Employment due to death or “Disability”;
     (3) 180 days following the date of the Participant’s termination of Employment by the Company without “Cause” or by the Participant for “Good Reason”;
     (4) 60 days following the date of the Participant’s termination of Employment by the Participant without “Good Reason”; and

     (5) the date of the Participant’s termination of Employment by the Company for “Cause.”
     For purposes of this Agreement:
     “Cause” shall mean the Participant’s (i) intentional failure or refusal to perform reasonably assigned duties, (ii) dishonesty, willful misconduct or gross negligence in the performance of the Participant’s duties, (iii) involvement in a transaction in connection with the performance of the Participant’s duties to the Company or any of its Subsidiaries or Affiliates which transaction is adverse to the interests of the Company or any of its Subsidiaries or Affiliates and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of the Participant’s duties (other than traffic violations or similar offenses), (v) indictment, conviction or plea of no contest to any felony or other crime involving moral turpitude, (vi) action or inaction materially adversely affecting the reputation of the Company or any of its Subsidiaries or Affiliates, or (vii) breach of any non-solicitation or non-competition covenants contained in this Agreement.
     “Disability” shall mean the Participant’s physical or mental incapacity which impairs the Participant’s ability to perform substantially the Participant’s duties for a period of 90 days in any 365-day period; and
     “Good Reason” shall mean the occurrence of (i) a substantial diminution in the Participant’s position or duties, an adverse change in Participant’s reporting lines, or the assignment of duties materially inconsistent with the Participant’s position, or (ii) failure of the Company to pay base salary and annual bonus when due, which, in the case of either (i) or (ii) above, is not cured within 30 days following the Company’s receipt of written notice from the Participant describing the event giving rise to Good Reason; and provided that, in each case, the Participant must have notified the Company in writing of the event constituting Good Reason not later than 60 days following the later to occur of the occurrence of the event constituting Good Reason or the Participant’s actual knowledge thereof.
          (b) Method of Exercise.
     (1) Subject to Section 3(a), the Vested Portion of the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Option Price. The payment of the Option Price may be made at the election of the Participant (i) in cash or its equivalent (e.g., by check), (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased, which may include having Shares withheld by the Company having a Fair Market Value equal to the aggregate Exercise Price from Shares that would have otherwise been received by the Participant upon exercise, in each case subject to such rules and requirements as the Committee may adopt from time to time in order to avoid adverse accounting treatment applying generally accepted accounting principles, (iii) partly in cash and partly in such Shares, or (iv) if there is a public market for the Shares at such time, subject to such rules as may be established by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
     (2) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.
     (3) Upon the Company’s determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant’s name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.
     (4) In the event of the Participant’s death, the Vested Portion of the Option shall remain exercisable by the Participant’s executor or administrator, or the person or persons to whom the Participant’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.
          (c) As a condition to exercising the Option, the Participant shall become a party to the Trader Acquisition Corp Management Stockholders Agreement dated as of September 29, 2006 (the “Stockholders Agreement”). This Option and the Shares acquirable by its exercise will be subject to the terms of such Stockholders Agreement and such other agreements as may be entered into between the Participant and the Company (or to which Participant may be deemed to be a party) governing the terms under which the Participant holds this Option and any Shares acquirable by its exercise.
          (d) As a condition to the exercise of the Option, the Participant shall be required to certify in a manner acceptable to the Committee (and shall be deemed to have certified), that, at the time of exercise, the Participant is in compliance with the terms and conditions of the Plan and this Agreement, including Appendix A to this Agreement, and that, at the time of exercise, the Participant has not engaged in any Restricted Activities (as defined in Section 12).

     4. No Right to Continued Employment. The granting of the Option evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the Employment of the Participant and shall not lessen or affect the Company’s or its Affiliate’s right to terminate the Employment of such Participant.
     5. Legend on Certificates. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     6. Transferability. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant’s lifetime, the Option is exercisable only by the Participant.
     7. Withholding. The Participant may be required to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Option, its exercise or any payment or transfer under or with respect to the Option and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. The Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares (that have been held by the Participant for such period as may be established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding from any Shares that would have otherwise been received by the Participant upon exercise, subject to such rules and procedures as the Committee may adopt from time to time in order to avoid adverse accounting treatment applying generally accepted accounting principles.
     8. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

     9. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.
     10. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.
     11. Option Subject to Plan and Stockholders Agreement. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and the Stockholders Agreement. The Option is subject to the Plan and the Stockholders Agreement. The terms and provisions of the Plan and the Stockholders Agreement as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan or the Stockholders Agreement, the applicable terms and provisions of the Plan or the Stockholders Agreement, as applicable will govern and prevail. In the event of a conflict between any term or provision of the Plan and any term or provision of the Stockholders Agreement, the applicable terms and provisions of the Stockholders Agreement will govern and prevail.
     12. Restrictive Covenants. If, at any time prior to the exercise of the Option, the Participant engages in any of the activities prohibited by Appendix A (“Restricted Activities”) during the periods provided for in Appendix A, then all of the Participant’s rights with respect to any portion of the Option that has not then vested, and any portion of the Option that has vested but has not yet been exercised, shall immediately terminate. In the event the Participant engages in any Restricted Activities at any time during the 24-month period following the exercise of the Option, the payment or delivery of Shares by the Company thereupon may be rescinded by the Company at any time during the 36-month period following such exercise, and the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any exercise of the Option. Such repayment by the Participant shall be in such manner and on such terms and conditions as may be required by the Company, and the Company shall be entitled to set off against the amount of any such gain any amount owed to the Participant by the Company. For purposes hereof, gain realized or payment received as a result of any exercise of the Option shall be defined as the dollar amount of the excess of (x) the aggregate Fair Market Value of the Shares with respect to which the Option was exercised on the date of such exercise, over (y) the aggregate Option Price of such Option with respect to such Shares. The Participant agrees that the provisions of this Section 12 and Appendix A are reasonable, and the Participant agrees not to challenge the reasonableness of such provisions.
     13. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRADER ACQUISITION CORP
By:

Agreed and acknowledged as
of the date first above written:

McSherry
Appendix A — Restricted Activities
     This Appendix A to the Time-Vesting Non-Qualified Stock Option Agreement attached hereto and made a part hereof. It shall be a condition to the grant and exercise of the Stock Option that the Participant agrees as follows:
          (a) Unauthorized Disclosure. The Participant agrees and understands that in the Participant’s position with the Company and its Affiliates, the Participant has been and will be exposed to and has and will receive information relating to the confidential affairs of the Company and its Affiliates, including, without limitation, technical information, intellectual property, business and marketing plans, strategies, customer information, software, other information concerning the products, promotions, development, financing, expansion plans, business policies and practices of the Company and its Affiliates and other forms of information considered by the Company and its Affiliates to be confidential and in the nature of trade secrets (including, without limitation, ideas, research and development, know-how, formulas, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals) (collectively, the “Confidential Information”). The Participant agrees that at all times during the Participant’s Employment with the Company and thereafter, the Participant will not disclose such Confidential Information, either directly or indirectly, to any third person or entity without the prior written consent of the Company. This confidentiality covenant has no temporal, geographical or territorial restriction. Upon termination of the Participant’s employment with the Company, the Participant shall promptly supply to the Company all property, keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data and any other tangible product or document which has been produced by, received by or otherwise submitted to the Participant during or prior to the Participant’s employment with the Company, and any copies thereof in his (or capable of being reduced to his) possession.
          (b) Non-Competition. By and in consideration of the Company’s grant of this Option, and as a condition to the Participant’s right to exercise such Option, and further in consideration of the Participant’s exposure to the proprietary information of the Company and its Affiliates, the Participant agrees that the Participant shall not, during the Participant’s service with the Company and thereafter during the 12-month period following the Participant’s termination of Employment for any reason (the “Non-Competition Term”), directly or indirectly, own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation or control of, or be connected in any manner with, including, without limitation, holding any position as a shareholder, director, officer, consultant, independent contractor, employee, partner, or investor in any Restricted Enterprise (defined below); provided that in no event shall ownership of l% or less of the outstanding equity securities of any issuer whose securities are registered under the Securities Exchange Act of 1934, as amended, standing alone, be prohibited by this Paragraph (b). For purposes of this Paragraph (b), “Restricted Enterprise” shall mean any person, corporation, partnership or other entity that is engaged, directly or indirectly, in or to (i) the design, sale, manufacture, installation, servicing, consultation and other professional services and applications of Turret Systems (as defined

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below); (ii) the design, sale, provisioning, installation or servicing of telecommunications services for trading floors; (iii) managed services in connection with trading organizations as provided by the Company during the Participant’s Employment with the Company; or (iv) the design, sale, manufacture, installation, servicing, consultation and other professional services and applications of radio consoles and computer-aided dispatch software for use in Command & Control communications, in each case in the United States or in any other geographic location where the Company or any of its affiliates do business. For purposes of this Paragraph (b), the term “Turret Systems” shall mean telecommunications equipment and software to enable communications (including voice, video and data) primarily among traders, counterparties and associated support personnel, but also among personnel involved in Command & Control communications. For purposes of this Paragraph (b), the term “Command & Control” shall include communications in the following four segments: (A) public safety, (B) federal, state and local government, (C) power, energy and utilities and (D) transportation. During the 12-month period following the Termination Date, upon request of the Company, the Participant shall notify the Company of the Participant’s then current employment status.
          (c) Non-Solicitation. During the Participant’s Employment with the Company and for a period of 24 months thereafter, the Participant shall not (x) contact, induce or solicit (or assist any person to contact, induce or solicit) any person which has a business relationship with the Company or of any of its affiliates to terminate, curtail or otherwise limit such business relationship, or (y) contact, induce or solicit (or assist any person to contact, induce or solicit) for employment any person who is, or within six months prior to the date of such action was, an employee of the Company or any of its Affiliates. Notwithstanding the foregoing, the non-solicitation provisions herein shall not apply to any person who served as the Participant’s secretary/administrative assistant, during the Participant’s employment with the Company.
          (d) Remedies. The Participant agrees that any breach of the terms of this Appendix A would result in irreparable injury and damage to the Company and its Affiliates for which the Company and its Affiliates would have no adequate remedy at law. The Participant therefore also agrees that in the event of said breach or any threat of breach, the Company shall be entitled to an immediate injunction and restraining order to prevent such breach and/or threatened breach and/or continued breach by the Participant and/or any and all persons and/or entities acting for and/or with the Participant, without having to prove damages, in addition to any other remedies to which the Company may be entitled at law or in equity. The terms of this Paragraph (d) shall not prevent the Company from pursuing any other available remedies for any breach or threatened breach hereof, including, without limitation, the recovery of damages from the Participant. The Participant and the Company further agree that the provisions of the covenants contained in the Option Agreement and this Appendix A are reasonable and necessary to protect the businesses of the Company and its Affiliates because of the Participant’s access to Confidential Information and the Participant’s material participation in the operation of such businesses. Should a court or arbitrator determine, however, that any provision of the covenants contained in the Option Agreement or this Appendix A is not reasonable or valid, either in period of time, geographical area, or otherwise, the parties hereto agree that such provision should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable or valid.

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     The existence of any claim or cause of action by the Participant against the Company or any of its Affiliates, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants contained in the Option Agreement and this Appendix A.

Whelan
Appendix A — Restricted Activities
     This Appendix A to the Time-Vesting Non-Qualified Stock Option Agreement attached hereto and made a part hereof. It shall be a condition to the grant and exercise of the Stock Option that the Participant agrees as follows:
          (a) Unauthorized Disclosure. The Participant agrees and understands that in the Participant’s position with the Company and its Affiliates, the Participant has been and will be exposed to and has and will receive information relating to the confidential affairs of the Company and its Affiliates, including, without limitation, technical information, intellectual property, business and marketing plans, strategies, customer information, software, other information concerning the products, promotions, development, financing, expansion plans, business policies and practices of the Company and its Affiliates and other forms of information considered by the Company and its Affiliates to be confidential and in the nature of trade secrets (including, without limitation, ideas, research and development, know-how, formulas, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals) (collectively, the “Confidential Information”). The Participant agrees that at all times during the Participant’s Employment with the Company and thereafter, the Participant will not disclose such Confidential Information, either directly or indirectly, to any third person or entity without the prior written consent of the Company. This confidentiality covenant has no temporal, geographical or territorial restriction. Upon termination of the Participant’s employment with the Company, the Participant shall promptly supply to the Company all property, keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data and any other tangible product or document which has been produced by, received by or otherwise submitted to the Participant during or prior to the Participant’s employment with the Company, and any copies thereof in his (or capable of being reduced to his) possession.
          (b) Non-Competition. By and in consideration of the Company’s grant of this Option, and as a condition to the Participant’s right to exercise such Option, and further in consideration of the Participant’s exposure to the proprietary information of the Company and its Affiliates, the Participant agrees that the Participant shall not, during the Participant’s service with the Company and thereafter during the 12-month period following the Participant’s termination of Employment for any reason (the “Non-Competition Term”), directly or indirectly, own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation or control of, or be connected in any manner with, including, without limitation, holding any position as a shareholder, director, officer, consultant, independent contractor, employee, partner, or investor in any Restricted Enterprise (defined below); provided that in no event shall ownership of l% or less of the outstanding equity securities of any issuer whose securities are registered under the Securities Exchange Act of 1934, as amended, standing alone, be prohibited by this Paragraph (b). For purposes of this Paragraph (b), “Restricted Enterprise” shall mean any person, corporation, partnership or other entity that is engaged, directly or indirectly, in or to (i) the design, sale, manufacture, installation, servicing, consultation and other professional services and applications of Turret Systems (as defined

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below); (ii) the design, sale, provisioning, installation or servicing of telecommunications services for trading floors; (iii) managed services in connection with trading organizations as provided by the Company during the Participant’s Employment with the Company; or (iv) the design, sale, manufacture, installation, servicing, consultation and other professional services and applications of radio consoles and computer-aided dispatch software for use in Command & Control communications, in each case in the United States or in any other geographic location where the Company or any of its affiliates do business. For purposes of this Paragraph (b), the term “Turret Systems” shall mean telecommunications equipment and software to enable communications (including voice, video and data) primarily among traders, counterparties and associated support personnel, but also among personnel involved in Command & Control communications. For purposes of this Paragraph (b), the term “Command & Control” shall include communications in the following four segments: (A) public safety, (B) federal, state and local government, (C) power, energy and utilities and (D) transportation. During the 12-month period following the Termination Date, upon request of the Company, the Participant shall notify the Company of the Participant’s then current employment status.
          (c) Non-Solicitation. During the Participant’s Employment with the Company and for a period of 24 months thereafter, the Participant shall not (x) contact, induce or solicit (or assist any person to contact, induce or solicit) any person which has a business relationship with the Company or of any of its affiliates to terminate, curtail or otherwise limit such business relationship, or (y) contact, induce or solicit (or assist any person to contact, induce or solicit) for employment any person who is, or within six months prior to the date of such action was, an employee of the Company or any of its Affiliates. Notwithstanding the foregoing, the non-solicitation provisions herein shall not apply to any person who served as the Participant’s secretary/administrative assistant, during the Participant’s employment with the Company.
          (d) Remedies. The Participant agrees that any breach of the terms of this Appendix A would result in irreparable injury and damage to the Company and its Affiliates for which the Company and its Affiliates would have no adequate remedy at law. The Participant therefore also agrees that in the event of said breach or any threat of breach, the Company shall be entitled to an immediate injunction and restraining order to prevent such breach and/or threatened breach and/or continued breach by the Participant and/or any and all persons and/or entities acting for and/or with the Participant, without having to prove damages, in addition to any other remedies to which the Company may be entitled at law or in equity. The terms of this Paragraph (d) shall not prevent the Company from pursuing any other available remedies for any breach or threatened breach hereof, including, without limitation, the recovery of damages from the Participant. The Participant and the Company further agree that the provisions of the covenants contained in the Option Agreement and this Appendix A are reasonable and necessary to protect the businesses of the Company and its Affiliates because of the Participant’s access to Confidential Information and the Participant’s material participation in the operation of such businesses. Should a court or arbitrator determine, however, that any provision of the covenants contained in the Option Agreement or this Appendix A is not reasonable or valid, either in period of time, geographical area, or otherwise, the parties hereto agree that such provision should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable or valid.

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     The existence of any claim or cause of action by the Participant against the Company or any of its Affiliates, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants contained in the Option Agreement and this Appendix A.